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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                    -----------------------------------

                                  FORM 8-K
                    -----------------------------------


                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------

                              OCTOBER 6, 2005
                               Date of Report

                              OCTOBER 1, 2005
                      Date of Earliest Event Reported

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                           TELEWEST GLOBAL, INC.
           (Exact name of registrant as specified in its charter)

       DELAWARE                    000-50886                    59-3778247
    (State or other          (Commission File Number)        (I.R.S. Employer
    jurisdiction of                                         Identification No.)
   incorporation or
     organization)
                           160 GREAT PORTLAND STREET
                         LONDON W1W 5QA, UNITED KINGDOM
                    (Address of principal executive offices)

                              +44-20-7299-5000
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement

1. Amendment of the Terms of Outstanding Stock Options and Restricted Stock

      On October 1, 2005, the Compensation Committee (the "Committee") of the Board of Directors of Telewest Global, Inc. (the "Company") approved amendments to the outstanding stock options and restricted stock held by its named executive officers (consisting of Anthony (Cob) Stenham, the Company's Chairman; Barry R. Elson, the Company's Acting Chief Executive Officer; Stephen S. Cook, the Company's Vice President, Group Strategy Director and General Counsel; Neil R. Smith, the Company's Vice President and Chief Financial Officer; and Eric J. Tveter, the Company's President and Chief Operating Officer) and certain of its other employees (referred to herein collectively as the "covered individuals").

      Pursuant to the amendments, the terms of outstanding stock options held by the covered individuals have been amended as follows:

            o Following an "Acceleration Event" (as defined in the Company's 2004 Stock Incentive Plan), stock options held by the covered individuals will no longer be subject to performance vesting but will instead become vested without regard to applicable performance criteria on the scheduled vesting dates established at the time of the grant of the options.

            o The vesting of stock options held by a covered individual will be accelerated if, following an Acceleration Event (or prior to but in connection with an Acceleration Event), the covered individual's employment is terminated by the Company without cause or by the covered individual in a constructive termination.

            o The vesting of stock options held by a covered individual will also be accelerated, whether before or following an Acceleration Event, if the covered individual's employment is terminated by reason of his or her death or permanent disability.

            o A stock option agreement to which the Company and Eric J. Tveter, its President and Chief Operating Officer, are parties, has been amended to remove, effective upon and following an Acceleration Event, an escrow provision which required that shares acquired upon the exercise of options be held in escrow until the earlier of the one-year anniversary of the final vesting date and Mr. Tveter's termination of employment.

      In addition, pursuant to the amendments, the terms of restricted stock held by the covered individuals have been amended to provide that the restrictions on the restricted stock will lapse if, following an Acceleration Event (or prior to but in connection with an Acceleration Event), the holder's employment is terminated by the holder in a constructive termination.

      For purposes of the foregoing amendments described herein, the constructive termination of a covered individual would generally include termination initiated by the covered individual upon the occurrence of any of the following:

            o a reduction in the covered individual's compensation and employee benefits such that they are no longer substantially similar to those provided immediately prior to the Acceleration Event, but excluding equity compensation;

            o the assignment of substantial duties to the covered individual that (1) are outside of the covered individual's recent professional responsibilities, (2) do not offer the covered individual any opportunity for contribution to advancing the business objectives of the Company or (3) are intended to cause the covered individual to resign his or her employment;

            o a requirement that the covered individual relocate his or her employment by more than 150 miles from the office where he or she is located immediately prior to the Acceleration Event or travel on the Company's business on a substantially greater basis than immediately prior to the Acceleration Event; or

            o the failure of a successor to the Company to assume the stock option or restricted stock agreement, as amended.

      However, neither a change in reporting responsibilities nor a change in responsibilities relating to the management and operation of a public company will constitute a constructive termination.

      The preceding summary does not purport to be complete and is qualified in its entirety by reference to the text of the applicable amendments, copies of which are attached hereto as Exhibits 10.1 through 10.4 and incorporated herein by reference.

2. Amendment to the Company's Long-Term Incentive Plan

      On October 1, 2005, the Committee amended the Company's Long-Term Incentive Plan (the "LTIP") to provide the following:

            o Upon the occurrence of an Acceleration Event, participants in the LTIP will be entitled to a minimum payment under the LTIP based upon the extent to which the goals established under the LTIP have been satisfied (using assumptions and approximations as the Committee may select) as of the Acceleration Event.

            o The Committee will also be permitted to determine how the LTIP will be administered in connection with the Acceleration Event. These determinations could include, without limitation, (1) adjusting the performance goals under the LTIP, (2) continuing the LTIP following the Acceleration Event, (3) limiting the number of participants in the LTIP following the Acceleration Event and (4) providing for continued participation in the LTIP by a participant notwithstanding his or her termination of employment.

            o The amendment or termination of the LTIP during the pendency of a transaction that, if consummated, would constitute an Acceleration Event will be null and void if it would adversely affect the rights of any participant in the Plan.

      The preceding summary does not purport to be complete and is qualified in its entirety by reference to the text of the amended and restated LTIP, a copy of which is attached hereto as Exhibit 10.5 and incorporated herein by reference.

ITEM 9.01.  EXHIBITS

EXHIBIT           DESCRIPTION
---------------   ------------------------------------------------------------
10.1              General Form of Amendment to Nonqualified Stock Option
                  Agreement
10.2              Form of Amendment Applicable to Options Held by Barry Elson
10.3              Form of Amendment Applicable to Options Held by Eric J.
                  Tveter with a Per Share Exercise Price of $0.01
10.4              General Form of Amendment to Restricted Stock Agreement
10.5              Telewest Global, Inc. Amended and Restated Long-Term
                  Incentive Plan

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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      Date:  October 6, 2005

                                             TELEWEST GLOBAL, INC.



                                             By:  /s/ Clive Burns
                                                ------------------------------
                                                Name:  Clive Burns
                                                Title: Company Secretary


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                               EXHIBIT INDEX

EXHIBIT           DESCRIPTION
---------------   -----------------------------------------------------------
10.1              General Form of Amendment to Nonqualified Stock Option
                  Agreement
10.2              Form of Amendment Applicable to Options Held by Barry Elson
10.3              Form of Amendment Applicable to Options Held by Eric J.
                  Tveter with a Per Share Exercise Price of $0.01
10.4              General Form of Amendment to Restricted Stock Agreement
10.5              Telewest Global, Inc. Amended and Restated Long-Term
                  Incentive Plan